Subsequent Events (Details) - USD ($)						3 Months Ended	10 Months Ended
	May 01, 2022	Apr. 11, 2022	Apr. 05, 2022	Feb. 20, 2022	Jan. 18, 2022	Mar. 31, 2022	Dec. 31, 2021
Subsequent Event [Member]
Subsequent Events (Details) [Line Items]
Agreement amount							$ 63,300,000
Share issued (in Shares)					35,000
Fair value per share (in Dollars per share)					$ 336.39
Aggregate fair value of the additional grants							$ 11,800,000
Loan amount				$ 15,000,000
Share-based compensation plan	the Company awarded 1,110 options to acquire Common Shares under the ESOP. The Company estimated the fair value per share to be USD 208.56. The fair value was determined by multiplying the share price of MoonLake Immunotherapeutics as of May 1, 2022 by the Exchange Ratio, and the aggregate fair value of the additional grants is approximately USD 0.3 million.		In connection with the Business Combination, holders of 8,080,645 shares of Class A Ordinary Shares exercised their rights to redeem those shares for cash at an approximate price of $10.00444 per share, for an aggregate of approximately $80.8 million, which was paid to such holders on the Closing Date.	At Closing of the Business Combination with Helix, Cormorant has the option to transfer its rights and obligations to Helix and thereby offset its investment commitment with Helix as a PIPE investor. If the Business Combination is terminated and if prior to June 30, 2022, or prior to repayment of the loan, the Company consummates another equity financing round, Cormorant is entitled to convert the loan into the most senior class of equity securities issued by the Company at a price equal to equal to 80% of the subscription price paid by the investors in such financing round.
Fair market value percentage				80.00%
Helix [Member]
Subsequent Events (Details) [Line Items]
Convertible loan agreement						$ 15,000,000
MoonLake [Member]
Subsequent Events (Details) [Line Items]
Short-term loan repaid		$ 15,000,000,000,000